UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2014

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A., 74, rue de Merl, L-2146 Luxembourg, Grand Duchy of Luxembourg	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On December 4, 2014, the Board of Directors of MagnaChip Semiconductor Corporation (the “Company”) approved a plan to close the Company’s six-inch fabrication facility in Cheongju, South Korea (the “6-inch fab”). This plan is expected to be substantially implemented over the next 12 months, and the 6-inch fab is expected to be closed by the end of fiscal year 2015. The Company plans to transfer the 6-inch fab employees to the Company’s other facilities.

As a result of the Company’s pending restatement of its financial statements for certain prior periods and other work to be completed, the Company is unable at this time to provide an estimated amount or range of estimated amounts to be incurred for each major type of cost or the future cash expenditures or charges, including the non-cash impairment charges (if any), that it will incur in connection with the 6-inch fab closure. The Company expects to file an amendment to this Current Report on Form 8-K within four business days after it makes a determination of an estimate or range of estimates of the costs that are expected to be incurred in connection with this plan.

Item 2.06.	Material Impairments.

The information set forth under Item 2.05 of this Current Report is hereby incorporated in this Item 2.06 by reference.

As a result of the closure of 6-inch fab, the Company will be required to evaluate the recoverability of the assets related to 6-inch fab. As a result of the Company’s pending restatement of its financial statements for certain prior periods and other work to be completed, the Company is unable at this time to provide an estimated amount or range of estimated amounts of any non-cash impairment charge required to reduce the carrying value of the building and equipment located at 6-inch fab to their expected recoverable values. The Company expects to file an amendment to this Current Report on Form 8-K within four business days after it makes a determination of an estimate or range of estimates of such impairment amounts.

Caution Regarding Forward Looking Statements:

Information in this Current Report regarding the Company’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this Current Report, including statements regarding the Company’s plan to close the 6-inch fab and the estimates and expected disclosures of the timing of, and costs and charges expected to be incurred in connection with, the 6-inch fab closure are based upon information available to the Company as of the date of this Current Report, which may change, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include a delay in, or other adverse effects of, the closure of the 6-inch fab, costs or charges resulting from or out of the closure of the 6-inch fab; failure to transfer or qualify affected manufacturing capacity to new sources; the timing and other issues related to the Company’s ongoing financial statement restatement for certain prior periods, and other risks and uncertainties of the Company’s business detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Form 10-K filed on February 22, 2013 and subsequent registration statements, amendments or other reports that the Company may file from time to time with the SEC and/or make available on the Company’s website (without regard to any financial information described therein to the extent it relates to the Company’s previously announced restatement periods). The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: December 5, 2014	By:	/s/ Theodore Kim
Theodore Kim Senior Vice President, General Counsel and Secretary